Exhibit 10.38
AMENDED AND RESTATED THIRD AMENDMENT TO OFFICE LEASE
          This Amended and Restated Third Amendment to Office Lease (this “Amendment”) is executed as of January 11, 2010, between HUB PROPERTIES LLC, a Massachusetts limited liability company having an address c/o Reit Management & Research LLC, 400 Centre Street, Newton, Massachusetts 02458 (“Landlord”), and QUALITY SYSTEMS, INC., a California corporation having an address at 18191 Von Karman Avenue, #420, Irvine, California 92612, Attention: Chief Financial Office (“Tenant”).
RECITALS
          Landlord and Tenant entered into that certain Office Lease dated May 8, 2002, as amended by that certain Expansion and Extension Amendment to Office Lease dated October 8, 2004, that certain Amended and Restated Second Amendment to Office Lease dated May 31, 2006, and that certain Third Amendment to Office Lease dated November 9, 2009 (the “Third Amendment”), and as may be further amended from time to time (collectively, the “Lease”) pursuant to which Tenant is currently leasing 77,832 Rentable Square Feet of space in the Building (as more particularly described in the Lease, the “Premises”).
          Tenant desires to lease additional space in the Building and Landlord has agreed to lease additional space in the Building to Tenant on the terms and conditions contained herein.
          Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.
AGREEMENTS
          For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, agree as follows:
          1. Recitals; Amendment and Restatement. The foregoing recitals are hereby incorporated into the body of this Amendment as if they were set forth in full herein. This Amendment shall amend, restate and replace the Third Amendment in its entirety.
          2. Second Additional Expansion Premises; Use; Tenant’s Tax Share and Tenant’s Expense Share. For the period from March 1, 2010 through September 30, 2011, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, 20,190 Rentable Square Feet of Space (the “Second Additional Expansion Premises”) located on the 1st floor of the Building, shown on the floor plan attached hereto as Exhibit A, on the terms and conditions of the Lease, as amended hereby, which Second Additional Expansion Premises, or any part thereof, Tenant shall not use or occupy, or permit or suffer to be used or occupied, other than for the Permitted Use. From March 1, 2010 through September 30, 2011, the term “Premises” shall refer collectively to the Original Premises, the Expansion Premises, the Additional Expansion Premises, the Conference Center and the Second Additional Expansion Premises, and both Tenant’s Tax Share and Tenant’s Expense Share shall be increased to 89.1109%, which is the ratio of the Rentable Area of the Original Premises, the Expansion Premises, the Additional Expansion Premises, the Conference Center and the Second Additional Expansion Premises

(98,022 Rentable Square Feet) to the total Rentable Area of the Building (110,000 Rentable Square Feet).
          3. Second Additional Expansion Premises.
               (a) Condition of Second Additional Expansion Premises. Tenant acknowledges and agrees that Tenant is leasing the Second Additional Expansion Premises in its “AS-IS” condition and that Landlord is not responsible to make or pay for any improvements to the Second Additional Expansion Premises.
               (b) Early Access. Tenant shall have access to the Second Additional Expansion Premises upon full execution of this Amendment for the sole purpose of fitting out the Second Additional Expansion Premises, provided that (i) such access does not interfere with the Landlord, (ii) prior to any such access, Tenant delivers to Landlord a copy of its certificate of insurance for the Second Additional Expansion Premises (complying with the terms of the Lease) naming Landlord as an additional insured. Prior to March 1, 2010, Tenant shall not use the Second Additional Expansion Premises to conduct any business whatsoever. Such early access shall be subject to all of the provisions of the Lease, including the payment of Additional Rent, provided that prior to March 1, 2010 no Minimum Rent for the Second Additional Expansion Premises shall accrue.
               (c) Tenant’s Contractors. In making any alterations and improvements or performing any other work of any kind within the Second Additional Expansion Premises through the services of any contractor or contractors, the following conditions shall be fulfilled, and Tenant, by undertaking to have such work performed by its contractor or contractors, shall be deemed to have agreed to cause such conditions to be fulfilled:
                    (i) Prior to commencing any such work, Tenant shall (A) furnish Landlord with a written description of the proposed work and reasonably detailed plans and specifications therefor and (B) obtain the approval of Landlord, in writing, for the specific work it proposes to perform and all such plans and specifications. Landlord shall respond with its approval or disapproval within five (5) business days of receipt of Tenant’s request; provided, however, that should Landlord’s review require review of the plans and specifications by a third party professional, Landlord shall have up to thirty (30) days to respond. Should Landlord disapprove Tenant’s submitted plans and specifications, Landlord will reasonably specify the reasons for disapproval in its response to Tenant.
                    (ii) The work shall be performed at Tenant’s expense by responsible contractors and subcontractors approved in advance by Landlord, who shall not in Landlord’s sole opinion, and who in fact do not, prejudice Landlord’s relationship with Landlord’s contractors or subcontractors or the relationship between such contractors and their subcontractors or employees, or disturb harmonious labor relations. Landlord hereby approves the following contractors: Tamora Construction, Patriot Construction and Commercial Construction. Tenant’s contractors and subcontractors shall comply with all insurance requirements and undertakings set forth in Exhibit D attached to the Lease, as the same may be changed by written notice from Landlord to Tenant from time to time during the Term.
                    (iii) Each of such contractors being paid $5,000.00 or more shall, prior to the commencement of their work and not later than ten (10) days after the

2

execution of their respective contracts, file waivers of mechanic’s liens in the appropriate public office, which waivers shall be effective to preclude the filing of any mechanic’s liens on account of the work to be performed by any of Tenant’s contractors, subcontractors or materialmen.
                    (iv) No such work shall be performed in such manner or at such times as to interfere with any work being done by any of Landlord’s contractors or subcontractors in or about the Property generally. Tenant’s contractors and subcontractors shall be subject to the decisions of Landlord’s contractor as to such matters and as to avoidance of interference with other tenants of the Building or the work of other tenants’ contractors and subcontractors, but Landlord’s contractor shall not be responsible for any aspect of the work performed by Tenant’s contractors or subcontractors or for the coordination of the work of Landlord’s contractors or others with Tenant’s contractors.
                    (v) Except as otherwise set forth in this Section 3(c), all such work shall be subject to the requirements and provisions of Section 10.6, 10.7 and 25 of the Lease.
                    (vi) Tenant and its contractors and subcontractors shall be solely responsible for the transportation, safekeeping and storage of materials and equipment used in the performance of their work, for the removal of waste and debris resulting therefrom, and for any damage caused by them to any installations or work performed by Landlord’s, or any other tenant’s, contractors and subcontractors.
          4. Minimum Rent. For the period from March 1, 2010 through September 30, 2011, Tenant shall pay, as additional Minimum Rent for the Second Additional Expansion Premises, the amount of $543,447.50 ($28,602.50 per month). Such payment shall be in addition to all other Minimum Rent Tenant is required to pay under Section 4.1 of the Lease.
          5. Ratification of Confession of Judgment.
               SECTION 17.2 OF THE LEASE PROVIDES FOR THE CONFESSION OF JUDGMENT AGAINST TENANT FOR MONEY AND FOR EJECTMENT. IN CONNECTION THEREWITH, TENANT, KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UPON ADVICE OF SEPARATE COUNSEL, UNCONDITIONALLY WAIVED ANY AND ALL RIGHTS IT MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. TENANT HEREBY RATIFIES AND CONFIRMS SECTION 17.2 OF THE LEASE AND CONFIRMS THAT SUCH SECTION APPLIES TO THE RENT DUE WITH RESPECT TO THE SECOND ADDITIONAL EXPANSION PREMISES AND LANDLORD’S POSSESSION OF THE SECOND ADDITIONAL EXPANSION PREMISES. SPECIFICALLY, TENANT ACKNOWLEDGES THAT THE LEASE, AS AMENDED HEREBY, PROVIDES FOR THE CONFESSION OF JUDGMENT AGAINST TENANT FOR MONEY DUE UNDER THE LEASE, AS AMENDED HEREBY, AND FOR EJECTMENT WITH RESPECT TO THE ENTIRE PREMISES. TENANT (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LANDLORD REPRESENTED, EXPRESSLY OR

3

OTHERWISE, THAT LANDLORD WILL NOT SEEK TO EXERCISE OR ENFORCE ITS RIGHTS TO CONFESS JUDGMENT UNDER THE LEASE, AS AMENDED HEREBY, AND (II) ACKNOWLEDGES THAT THE EXECUTION OF THE LEASE AND THIS AMENDMENT BY LANDLORD HAS BEEN MATERIALLY INDUCED BY, AMONG OTHER THINGS, THE INCLUSION IN THE LEASE AND IN THE AMENDMENT OF SAID RIGHTS TO CONFESS JUDGMENT AGAINST TENANT. TENANT FURTHER ACKNOWLEDGES THAT IT HAD THE OPPORTUNITY TO DISCUSS SAID PROVISIONS WITH TENANT’S INDEPENDENT LEGAL COUNSEL AND THAT THE MEANING AND EFFECT OF SUCH PROVISIONS HAS BEEN FULLY EXPLAINED TO TENANT BY SUCH COUNSEL, AND AS EVIDENCE OF SUCH FACT AN AUTHORIZED OFFICER OF TENANT SIGNS HIS OR HER INITIALS IN THE SPACE PROVIDED BELOW.

/s/ Bob Ellis
(Tenant’s Initials)

          6. Limitation of Liability. In addition to any other limitations of Landlord’s liability as contained in the Lease, as amended hereby, the liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of the Lease, as amended hereby, or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency.
          7. Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment other than The Flynn Company and Kern Olsen Real Estate Services, whose commissions shall be paid by Landlord pursuant to a separate written agreement. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.
          8. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, as amended hereby, and represents and warrants to Landlord that Tenant has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
          9. Binding Effect; Inconsistency; Governing Law. Except as amended hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

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          10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute one and the same Amendment.
               Executed as of the date first written above.

LANDLORD:

HUB PROPERTIES LLC,
a Massachusetts limited liability company

By:	MA PO, LLC,
a Delaware limited liability company,
its Managing Member

By:	/s/ David M. Lepore
	Name:	David M. Lepore
	Title:	Senior Vice President

TENANT: QUALITY SYSTEMS, INC., a California corporation
By:	/s/ Bob Ellis
	Name:	Bob Ellis
	Title:	Evp

5

EXHIBIT A
PLAN OF SECOND ADDITIONAL EXPANSION PREMISES

A-1

EXPANSION
AREA
± 20,190 U.S.F.

NOT TO SCALE

NEXTGEN HEALTHCARE

OFFICE EXPANSION - CONCEPT 4

AP3C ARCHITECTS
12/10/09

THIRD AMENDMENT TO OFFICE LEASE
          This Third Amendment to Office Lease (this “Amendment”) is executed as of November 9, 2009, between HUB PROPERTIES LLC, a Massachusetts limited liability company having an address c/o Reit Management & Research LLC, 400 Centre Street, Newton, Massachusetts 02458 (“Landlord”), and QUALITY SYSTEMS, INC., a California corporation having an address at 18191 Von Karman Avenue, #420, Irvine, California 92612, Attention: Chief Financial Office (“Tenant”).
RECITALS
          Landlord and Tenant entered into that certain Office Lease dated May 8, 2002, as amended by that certain Expansion and Extension Amendment to Office Lease dated October 8, 2004 and that certain Amended and Restated Second Amendment to Office Lease dated May 31, 2006 and as may be further amended from time to time (collectively, the “Lease”) pursuant to which Tenant is currently leasing 77,832 Rentable Square Feet of space in the Building (as more particularly described in the Lease, the “Premises”).
          Tenant desires to lease additional space in the Building and Landlord has agreed to lease additional space in the Building to Tenant on the terms and conditions contained herein.
          Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.
AGREEMENTS
          For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, agree as follows:
          1. Recitals. The foregoing recitals are hereby incorporated into the body of this Amendment as if they were set forth in full herein.
          2. Second Additional Expansion Premises; Use; Tenant’s Tax Share and Tenant’s Expense Share. For the period from January 1, 2010 through December 31, 2010, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, 10,167 Rentable Square Feet of Space (the “Second Additional Expansion Premises”) located on the 1st floor of the Building, shown on the floor plan attached hereto as Exhibit A, on the terms and conditions of the Lease, as amended hereby, which Second Additional Expansion Premises, or any part thereof, Tenant shall not use or occupy, or permit or suffer to be used or occupied, other than for the Permitted Use. From January 1, 2010 through December 31, 2010, the term “Premises” shall refer collectively to the Original Premises, the Expansion Premises, the Additional Expansion Premises, the Conference Center and the Second Additional Expansion Premises, and both Tenant’s Tax Share and Tenant’s Expense Share shall be increased to 79.9991%, which is the ratio of the Rentable Area of the Original Premises, the Expansion Premises, the Additional Expansion Premises, the Conference Center and the Second Additional Expansion Premises (87,999 Rentable Square Feet) to the total Rentable Area of the Building (110,000 Rentable Square Feet). Landlord and Tenant agree that the aggregate Rentable Square Feet in the Premises for the period from January 1, 2010 through December 31, 2010 (unless Tenant exercises its Termination Option (as hereinafter defined)) is 87,999 Rentable Square Feet, and thereafter (unless Tenant exercises its Option to Extend (as hereinafter defined)) the aggregate Rentable Square Feet in the Premises shall return to 77,832 Rentable Square Feet and Tenant’s Tax Share and Tenant’s Expense Share shall return to 70.7564%.
          3. Second Additional Expansion Premises.
               (a) Condition of Second Additional Expansion Premises. Tenant acknowledges and agrees that Tenant is leasing the Second Additional Expansion Premises in its “AS-IS” condition and that Landlord is not responsible to make or pay for any improvements to the Second Additional Expansion Premises.
               (b) Early Access. Tenant shall have access to the Second Additional Expansion Premises upon full execution of this Amendment for the sole purpose of fitting out the Second Additional Expansion Premises, provided that (i) such access does not interfere with the Landlord, (ii) prior to any such access, Tenant delivers to Landlord a copy of its certificate of insurance for the Second Additional Expansion Premises (complying with the terms of the Lease) naming Landlord as an additional insured. Prior to January 1, 2010, Tenant shall not use the Second Additional Expansion Premises to conduct any business whatsoever. Such early access shall be subject to all of the provisions of the Lease, including the payment of Additional Rent, provided that prior to January 1, 2010 no Minimum Rent for the Second Additional Expansion Premises shall accrue.
               (c) Tenant’s Contractors. In making any alterations and improvements or performing any other work of any kind within the Second Additional Expansion Premises through the services of any contractor or contractors, the following conditions shall be fulfilled, and Tenant, by undertaking to have such work performed by its contractor or contractors, shall be deemed to have agreed to cause such conditions to be fulfilled:
                    (i) Prior to commencing any such work, Tenant shall (A) furnish Landlord with a written description of the proposed work and reasonably detailed plans and specifications therefor and (B) obtain the approval of Landlord, in writing, for the specific work it proposes to perform and all such plans and specifications. Landlord shall respond with its approval or disapproval within five (5) business days of receipt of Tenant’s request; provided, however, that should Landlord’s review require review of the plans and specifications by a third party professional, Landlord shall have up to thirty (30) days to respond. Should Landlord disapprove Tenant’s submitted plans and specifications, Landlord will reasonably specify the reasons for disapproval in its response to Tenant.
                    (ii) The work shall be performed at Tenant’s expense by responsible contractors and subcontractors approved in advance by Landlord, who shall not in Landlord’s sole opinion, and who in fact do not, prejudice Landlord’s relationship with Landlord’s contractors or subcontractors or the relationship between such contractors and their subcontractors or employees, or disturb harmonious labor relations. Landlord hereby approves the following contractors: Tamora Construction, Patriot Construction and Commercial Construction. Tenant’s contractors and subcontractors shall comply with all insurance requirements and undertakings set forth in Exhibit D attached to the Lease, as the same may be changed by written notice from Landlord to Tenant from time to time during the Term.

                    (iii) Each of such contractors being paid $5,000.00 or more shall, prior to the commencement of their work and not later than ten (10) days after the execution of their respective contracts, file waivers of mechanic’s liens in the appropriate public office, which waivers shall be effective to preclude the filing of any mechanic’s liens on account of the work to be performed by any of Tenant’s contractors, subcontractors or materialmen.
                    (iv) No such work shall be performed in such manner or at such times as to interfere with any work being done by any of Landlord’s contractors or subcontractors in or about the Property generally. Tenant’s contractors and subcontractors shall be subject to the decisions of Landlord’s contractor as to such matters and as to avoidance of interference with other tenants of the Building or the work of other tenants’ contractors and subcontractors, but Landlord’s contractor shall not be responsible for any aspect of the work performed by Tenant’s contractors or subcontractors or for the coordination of the work of Landlord’s contractors or others with Tenant’s contractors.
                    (v) Except as otherwise set forth in this Section 3(c), all such work shall be subject to the requirements and provisions of Section 10.6, 10.7 and 25 of the Lease.
                    (vi) Tenant and its contractors and subcontractors shall be solely responsible for the transportation, safekeeping and storage of materials and equipment used in the performance of their work, for the removal of waste and debris resulting therefrom, and for any damage caused by them to any installations or work performed by Landlord’s, or any other tenant’s, contractors and subcontractors.
          4. Minimum Rent. For the period from January 1, 2010 through December 31, 2010, Tenant shall pay, as additional Minimum Rent for the Second Additional Expansion Premises, the amount of $172,839.00 ($14,403.25 per month). Such payment shall be in addition to all other Minimum Rent Tenant is required to pay under Section 4.1 of the Lease.
          5. Termination Option. Tenant shall have the one-time option to terminate the lease of the Second Additional Expansion Space (the “Termination Option”) effective as of June 30, 2010 (the “Termination Date”), by delivery on or before May 31, 2010 of (a) written notice of termination to Landlord and (b) Tenant’s good bank check in the amount of $6,756.00. Notwithstanding anything to the contrary contained herein, at Landlord’s option, Tenant’s termination of the lease with respect to the Second Additional Expansion Premises pursuant to this Section 5 shall be ineffective if an Event of Default exists either at the time of Tenant’s exercise of its Termination Option or at the Termination Date. Failure of Tenant to timely exercise the Termination Option (“exercise” meaning both the giving of the requisite notice and the payment of the requisite fee) shall constitute Tenant’s irrevocable waiver of the Termination Option.
          6. Option to Extend. Tenant is hereby granted the option to extend its lease of the Second Additional Expansion Premises (the “Option to Extend”) for one (1) additional period of nine (9) months, i.e. January 1, 2011 through September 30, 2011 (the “Extended Term”), upon the following terms and conditions:

               (a) No Event of Default shall be then existing either at the time of Tenant’s giving of its extension notice to Landlord or at or prior to January 1, 2011;
               (b) Landlord shall have made a good faith determination that Tenant remains creditworthy;
               (c) Other than to an Affiliate of the Tenant, Tenant shall not have previously assigned the Lease or sublet all or part of the Premises;
               (d) Tenant shall have delivered to Landlord written notice of Tenant’s election to exercise the Option to Extend on or before August 31, 2010; and
               (e) All Lease terms for the Extended Term shall be the same as specified for the initial Term of the Lease, except that (i) there shall be no further option to renew or extend the lease of the Second Additional Expansion Premises beyond the Extended Term, and (ii) Minimum Rent for the Second Additional Expansion Premises payable during the Extended Term shall be equal to $133,441.92 ($14,826.88 per month).
          7. Ratification of Confession of Judgment.
               SECTION 17.2 OF THE LEASE PROVIDES FOR THE CONFESSION OF JUDGMENT AGAINST TENANT FOR MONEY AND FOR EJECTMENT. IN CONNECTION THEREWITH, TENANT, KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UPON ADVICE OF SEPARATE COUNSEL, UNCONDITIONALLY WAIVED ANY AND ALL RIGHTS IT MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. TENANT HEREBY RATIFIES AND CONFIRMS SECTION 17.2 OF THE LEASE AND CONFIRMS THAT SUCH SECTION APPLIES TO THE RENT DUE WITH RESPECT TO THE SECOND ADDITIONAL EXPANSION PREMISES AND LANDLORD’S POSSESSION OF THE SECOND ADDITIONAL EXPANSION PREMISES. SPECIFICALLY, TENANT ACKNOWLEDGES THAT THE LEASE, AS AMENDED HEREBY, PROVIDES FOR THE CONFESSION OF JUDGMENT AGAINST TENANT FOR MONEY DUE UNDER THE LEASE, AS AMENDED HEREBY, AND FOR EJECTMENT WITH RESPECT TO THE ENTIRE PREMISES. TENANT (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LANDLORD REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LANDLORD WILL NOT SEEK TO EXERCISE OR ENFORCE ITS RIGHTS TO CONFESS JUDGMENT UNDER THE LEASE, AS AMENDED HEREBY, AND (II) ACKNOWLEDGES THAT THE EXECUTION OF THE LEASE AND THIS AMENDMENT BY LANDLORD HAS BEEN MATERIALLY INDUCED BY, AMONG OTHER THINGS, THE INCLUSION IN THE LEASE AND IN THE AMENDMENT OF SAID RIGHTS TO CONFESS JUDGMENT AGAINST TENANT. TENANT FURTHER ACKNOWLEDGES THAT IT HAD THE OPPORTUNITY TO DISCUSS SAID PROVISIONS WITH TENANT’S INDEPENDENT LEGAL COUNSEL AND THAT THE MEANING AND EFFECT OF SUCH PROVISIONS HAS BEEN FULLY EXPLAINED TO TENANT BY SUCH COUNSEL, AND AS EVIDENCE OF

SUCH FACT AN AUTHORIZED OFFICER OF TENANT SIGNS HIS OR HER INITIALS IN THE SPACE PROVIDED BELOW.

/s/ Bob Ellis
(Tenant’s Initials)

          8. Limitation of Liability. In addition to any other limitations of Landlord’s liability as contained in the Lease, as amended hereby, the liability of Landlord (and its partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of the Lease, as amended hereby, or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency.
          9. Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment other than The Flynn Company and Kern Olsen Real Estate Services, whose commissions shall be paid by Landlord pursuant to a separate written agreement. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.
          10. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, as amended hereby, and represents and warrants to Landlord that Tenant has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.
          11. Binding Effect; Inconsistency; Governing Law. Except as amended hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.
          12. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute one and the same Amendment.
[execution on following page]

Executed as of the date first written above.

LANDLORD: HUB PROPERTIES LLC, a Massachusetts limited liability company
By:	MA PO, LLC,
a Delaware limited liability company,
its Managing Member

By:	/s/ David M. Lepore
	Name:	David M. Lepore
	Title:	Vice President

TENANT: QUALITY SYSTEMS, INC., a California corporation
By:	/s/ Bob Ellis
	Name:	Bob Ellis
	Title:	Executive VP & General Counsel

EXHIBIT A
PLAN OF SECOND ADDITIONAL EXPANSION PREMISES

A-1